2


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 23, 2002



                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


   Colorado                        0-11882                       84-0916299
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


9171 Wilshire Blvd., Suite B, Beverly Hills, CA                    90210
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:      (310) 281-2571

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As previously reported on Form 8-K filed with the Securities and Exchange Commission on February 7, 2002, on January 23, 2002, Telecommunication Products, Inc., a Colorado corporation ("Telpro"), announced that its acquisition by merger of Interleisure, S.A. had closed. As a result of the merger, Interleisure was merged into Telpro, with Telpro being the surviving corporation (the "Merger"). This Form 8-K/A is being filed for the purpose of providing the required pro forma financial information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     ITEM 7(a). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The following financial statements of Interleisure, S.A. are set forth below: (i) The audited consolidated balance sheet as of December 31, 2001 and 2000, the audited consolidated statements of operations, stockholders' equity and cash flows for the years ended January 31, 2001 and 2000, the notes related thereto and the related auditors' reports.


                          INDEX TO FINANCIAL STATEMENTS

                               Interleisure, S.A.

Report of Larry O'Donnell, CPA, P.C.  ...................................... F-1

Report of Francisco & Asociados-Ernst & Young International ................ F-2

Balance Sheets dated December 31, 2001 and 2000............................. F-3

Statement of Operations for the years ended December 31, 2001 and 2000...... F-5

Statements of Cash Flows for the years ended December 31, 2001 and 2000..... F-6

Statement of Changes In Equity.............................................. F-7

Notes to Financial Statements............................................... F-8

                           Larry O'Donnell, CPA, P.C.
Telephone (303) 745-4545
South Xanadu Way, Suite 370
Aurora, Colorado    80014


                          Report of Independent Auditor



To the Board of Directors
INTERLEISURE, S. A.

I have audited the accompanying balance sheet of Interleisure, S. A. as of December 31, 2001 and the related statements of operations, cash flow and changes in equity for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit. The financial statements of Interleisure, S. A. for the year ended December 31, 2000, were audited by other auditors whose report dated June 4, 2001, expressed an unqualified opinion on those statements.

I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interleisure, S. A., as of December 31, 2001, the changes in its operations and its cash changes for the year then ended in conformity with generally accepted accounting principles in the United States of America.




/s/ Larry O'Donnell, CPA
Larry O'Donnell, CPA, P.C.
March 25, 2002

                         Report of Independent Auditors



To the Board of Directors
INTERLEISURE, S. A.

We have audited the accompanying balance sheet of Interleisure, S. A. as of December 31, 2000, and the related statements of operations, cash flow and changes in equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interleisure, S. A., as of December 31, 2000, the changes in its operations and its cash changes for the years then ended in conformity with generally accepted accounting principles.



/s/ Francisco & Asociados-Ernst & Young International
Francisco & Asociados-Ernst & Young International


June 4, 2001

                               INTERLEISURE, S. A.
                          (A development stage company)

                                  Balance Sheet



                                                            December 31
                                                       2001              2000
                                                     ---------------------------
                                                          (In US$ dollars)

Assets
Current:
  Cash                                                                 $    206
  Accounts receivable                                 112,305            68,819
                                                     --------          --------

Total current assets                                  112,305            69,025

Furniture                                              36,974            36,974
Less - accumulated depreciation                        (9,213)           (2,289)
                                                     --------          --------
                                                       27,761            34,685

Other assets                                           60,812             4,361
                                                     --------          --------
Total assets                                         $200,878          $108,071
                                                     ========          ========

                               INTERLEISURE, S. A.
                          (A development stage company)


                            Balance Sheet (continued)



                                                            December 31
                                                       2001              2000
                                                     ---------------------------
                                                          (In US$ dollars)



Liabilities
  Current:
  Banking overdraft                                                      1,720
  Accounts payable and accruals:
    Shareholders                                       887,987          778,667
    Others                                             417,763          431,402
                                                     ---------        ---------
Total current liabilities                            1,305,750        1,211,789

Commitments and contingencies

Shareholders' equity:
  Common shares US$.117 per value
  Authorized: 2,000,000
  Issued and outstanding: 2,000,000                    235,294
Additional paid-in capital                             250,000          250,000
Deficit accumulated during the development stage    (1,590,166)      (1,353,718)
                                                    ----------       ----------
Total shareholders' equity                          (1,104,872)      (1,103,718)
                                                    ----------       ----------
Total shareholders' equity and liabilities          $  200,878       $  108,071
                                                    ==========       ==========





See notes to the financial statements.




                                         INTERLEISURE, S. A.
                                    (A development stage company)


                                       Statement of Operations

                                                                                  Inception
                                                                                June 17, 1996
                                                 Year ended December 31        To December 31,
                                                 2001              2000             2001
                                                 ----              ----        ---------------
                                                    (In US$ dollars)

Expenses

Research and development                      $      --         $ 489,373        $   489,373

General and administrative expenses             234,096           306,726          1,092,956

Foreign currency translation                      2,352             3,331              7,837
                                              ---------         ---------        -----------

      Net loss                                $(236,448)        $(799,430)       $(1,590,166)
                                              =========         =========        ===========






See notes to the financial statements.


                               INTERLEISURE, S. A.
                          (A development stage company)


                             Statement of Cash Flows


                                                                                          Inception
                                                                                        June 17, 1996
                                                         Year ended December 31        To December 31,
                                                         2001              2000             2001
                                                         ----              ----        ---------------
                                                            (In US$ dollars)


Cash from operating activities
Net loss                                              $(236,448)       $(799,430)        $(1,590,166)
Adjustments to reconcile net income to
     net cash (used) by operating activities
     Depreciation                                         6,924            2,173               9,213
Net changes in assets and liabilities:
    Accounts receivable                                 (43,486)          49,949            (112,305)
    Other assets                                        (56,451)              26             (60,812)
    Accounts payable and accruals                       (13,639)         415,017             417,763
                                                     ----------        ---------         -----------
Net cash provided by operating activities              (343,100)        (332,265)         (1,336,307)

Cash from investing activities
Acquisition of Improvements in furniture and
equipment                                                    --          (40,028)            (60,202)
Withdrawal of fixed assets                                   --               --              23,228
                                                     ----------        ---------         -----------
Net cash used in investing activities                        --          (40,028)            (36,974)

Cash from financing activities
Proceeds from common stock                                                                   250,000
Contribution of capital                                 235,294                              235,294
Accounts payable-shareholders                           109,320          370,276             887,987
Bank Overdraft                                           (1,720)           1,720                  --
                                                     ----------        ---------         -----------
Net cash provided by financing activities               342,894          371,996           1,373,281
                                                     ----------        ---------         -----------

Net increase (decrease) in cash                            (206)            (297)                 --
Cash at the beginning of the year                           206              503                  --
                                                     ----------        ---------         -----------
Cash at the end of the year                                  --              206                  --
                                                     ==========        =========         ===========



See notes to the financial statements.



                                         INTERLEISURE, S. A.
                                    (A development stage company)

                                   Statement of Changes in Equity

                               Years ended December 31, 2001 and 2000
                          And Inception, June 17, 1996 to December 31, 2001


                                                                               Deficit
                                            Issued        Outstanding        Accumulated
                                            Shares          Capital            During           Total
                                                                             Development
                                                                                Stage
Common stock issued at $.125
  per share                               2,000,000         250,000                  --         250,000
Net loss for the year                            --              --            (554,288)       (554,288)

Net loss for the year                            --              --            (799,430)       (799,430)
                                          ---------         -------          ----------      ----------
Balance at December 31, 2000              2,000,000         250,000          (1,353,718)     (1,103,718)

Contribution of capital                                     235,294                             235,294
Net loss for the year                            --              --            (236,448)       (236,448)
                                          ---------         -------          ----------      ----------

Balance at December 31, 2001              2,000,000         485,294          (1,590,166)     (1,104,872)
                                          =========         =======          ===========     ==========




See notes to the financial statements.

                               INTERLEISURE, S. A.
                          (A development stage company)


                          Notes to Financial Statements

                                December 31, 2001


1.  BUSINESS DESCRIPTION

Interleisure, S.A. is a company established on June 17, 1996 under the laws of the Dominican Republic with the legal name of Tenedora Eligio, S.A. This name was then changed to Interleisure, S.A. The company is mainly dedicated to the development of interactive software. The purpose of these software is to provide a global web and scalable platform for an interactive multimedia of communication services of real time for websites. These services will allow the websites, conference of their clients and distribution partners. These services, also, will allow the final users to conduct meetings and share software application documents, presentations and other contents on the Internet using a standard web explorer. The services have been designed to help the clients and distribution partners to improve their productivity, efficiency and distinguish their offers of products and services, and diversify their profits.

On May 21, 2001 the Company registered at the National Authorities of Intellectual Property the name of the software "Interleisure Suite of Programs / Suite de Programs Interleisure, S. A. (Registration number 00084)

Due to the fact that the company is only dedicated to the development of software, which are not yet concluded, the Company is a development stage company.


2.  ACCOUNTING POLICIES

PRESENTATION BASIS

The company maintains its registers and prepares statutory financial statements in accordance with the tax and accounting legislation of the Dominican Republic. Being used the accounting principles issued by the International Committee of Accounting Standards, the accompanying financial statements have been prepared from the Dominican accounting registers for presentations in accordance with accounting principles accepted in the United States (U.S. GAAP).

                               INTERLEISURE, S. A.

                                December 31, 2001


2.  ACCOUNTING POLICIES (CONTINUED)

Currency in which the figures of the financial statements are expressed

Almost all the company's assets and liabilities expressed in RD$ Dominican pesos.

Most of the accounting principles generally accepted in the United States are also generally accepted by the auditors' firm and the commercial companies organized in the Dominican Republic. The Company's financial statements are prepared in RD$ Dominican pesos and converted to US$ dollars in the following way:

a) Monetary Assets and Liabilities are converted using the official exchange rate at the end of the fiscal year (US$1=RD$17.22 in 2001 and US$1=RD$16.58 in 2000). b) Non Monetary Assets and Liabilities are converted using the official exchange rate at the date that the transaction occurred.

The foreign currency translation effects are included in the statement of operations.

FURNITURE AND EQUIPMENT

The furniture and equipment are recorded at their acquisition cost and are depreciated using the straight-line method.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               INTERLEISURE, S. A.

                                December 31, 2001


3.  ACCOUNTS RECEIVABLE


A detail of this account in as follows:
                                                       2001              2001
                                                     ---------         --------
                                                          (In US$ dollars)

Advances to shareholder                                44,761
Employees                                               5,435            5,573
Advances to suppliers                                   1,117            1,145
Others                                                 60,992           62,101
                                                      -------          -------
                                                      112,305           68,819
                                                      =======          =======



4.  OTHER ACCOUNTS PAYABLE AND ACCRUALS

                                                       2000              1999
                                                     --------          --------
                                                         (In US$ dollars)

Suppliers (*)                                        393,968           430,417
Withholdings and accumulations                                             525
Others                                                23,795               460
                                                     -------           -------
                                                     417,763           431,402
                                                     =======           =======


(*) As of December 31, 2001 and 2000, this account includes amounts payable to Mr. Dan Spence of US$200,000 for the acquisition of software in progress and of US$183,935 for consulting fees incurred is its transformation.

                               INTERLEISURE, S. A.

                                December 31, 2001


5.  ACCOUNTS PAYABLE TO SHAREHOLDERS

The accounts payable to shareholders are unsecured, have no fixed due date, and do not bear interest. Management intends to retire the amounts payable when the company is able to sell common stock or achieve profitable operations.

6.  LEGAL RESERVE

In accordance with the Commercial Code of the Dominican Republic, all limited liabilities companies are require to take at least 5% of their net income to create a legal reserve. This requirement is an obligation that the company has until this reserve has reached a 10% of the subscribed and paid-in capital. This reserve is not available for the payment of dividends.

7.  PARTICIPATION IN BENEFITS

The local law requires that companies distribute of ten percent (10%) of their net income before taxes to employees. This distribution is individually limited to the equivalent of 60 days of ordinary salaries for those employees who have worked three years or more for the company, and of 45 days of ordinary salaries for those employees who have worked less than three years. This distribution should be made within the 120 days after the end of the fiscal year.

8. COMMITMENTS AND CONTINGENCIES

SEVERANCE BENEFITS

The local regulations require that employers pay severance benefits to employees that are fired without a justified cause and other reasons indicated on the labor code. The value of this compensation depends on several factors, such as the time that the employee has worked for the company. The company considers that it is not necessary to register a provision to cover the concept of severance benefits because the payments for this concept will be charged to expenses in the period they are executed.

                               INTERLEISURE, S. A.

                                December 31, 2001






9.  SUBSEQUENT EVENT - MERGER WITH TELECOMMUNICATION PRODUCTS, INC.

On January 23, 2002 Telecommunication Products, Inc. ("Telpro") completed its acquisition of all outstanding shares of common stock of Interleisure, S.A. ("Interleisure"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 25, 2001 (the "Merger Agreement"), by and among Telpro, Interleisure and the shareholders of Interleisure. Pursuant to the Merger Agreement, Interleisure was merged into Telpro, with Telpro being the surviving corporation (the "Merger").

As a result of the transaction, the former shareholders of Interleisure will receive 10.68 shares of Telpro common stock per for each share of Interleisure common stock. Telpro will issue 21,368,160 shares of its common stock to the former Interleisure shareholders. As a result, immediately following the merger, former Interleisure shareholders will hold 95.0% of the then-outstanding shares of Telpro common stock.

     ITEM 7(c). EXHIBITS.


     2.1 Agreement and Plan of Merger, dated as of June 25, 2001, by and among Telecommunication Products, Inc., Interleisure, S.A. and the shareholders of Interleisure, S.A. (incorporated by reference to Telpro's Current Report on Form 8-K, which was filed on February 7, 2002).

     23.1 Consent of Larry O'Donnell, CPA, P.C., independent auditors.

     99.1 Press Release, dated January 24, 2001, by Telpro (incorporated by reference to Telpro's Current Report on Form 8-K, which was filed on February 7,
2002).


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELECOMMUNICATION PRODUCTS, INC.

Date:  April 11, 2002                  /s/ Robert Russell
                                       ------------------------------
                                       Name:  Robert Russell
                                       Title: President

--------------------------------------------------------------------------------


                                  EXHIBIT INDEX

     2.1 Agreement and Plan of Merger, dated as of June 25, 2001, by and among Telecommunication Products, Inc., Interleisure, S.A. and the shareholders of Interleisure, S.A. (incorporated by reference to the Company's Proxy Statement dated September 11, 2001).

     23.1 Consent of Larry O'Donnell, CPA, P.C., independent auditors.

     99.1 Press Release, dated January 24, 2001, by Telpro (incorporated by reference to Telpro's Current Report on Form 8-K, which was filed on February 7,
2002).